Exhibit 99.77(Q)(1)

ITEM 77Q-1 – Exhibits

(a)(1)	Amendment No. 50 dated May 1, 2014 to the Amended and Restated Declaration of Trust (name change of each existing series of the Trust) – Filed as an exhibit to Post-Effective Amendment No. 186 to the Registrant’s Form N-1A Registration Statement on July 14, 2014 and incorporated herein by reference.
(a)(2)	Amendment No. 51 dated May 22, 2014 to the Amended and Restated Declaration of Trust (Class R6 shares for Voya Global Real Estate Fund) – Filed as an exhibit to Post-Effective Amendment No. 186 to the Registrant’s Form N-1A Registration Statement on July 14, 2014 and incorporated herein by reference.
(a)(3)	Amendment No. 52 dated September 12, 2014 to the Amended and Restated Declaration of Trust (Dissolve Class B, Class C, and Class R shares of Voya Global Natural Resources Fund) – Filed herein.
(e)(1)	Investment Management Agreement between Voya Mutual Funds and Voya Investments, LLC dated May 7, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(2)	Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated May 7, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(3)	Form of Sub-Advisory Agreement between Voya Investments, LLC and ING Investment Management Advisors B.V. dated October 1, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(4)	Sub-Advisory Agreement between Voya Investments, LLC and CBRE Clarion Securities, LLC (Voya International Real Estate Fund) dated May 13, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(5)	Sub-Advisory Agreement between Voya Investments, LLC and CBRE Clarion Securities, LLC (Voya Global Real Estate Fund) dated July 30, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(6)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Acadian Asset Management LLC dated May 13, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(7)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Baillie Gifford Overseas Limited dated May 13, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(8)	Form of Sub-Advisory Agreement between Voya Investments, LLC and T. Rowe Price Associates, Inc. dated May 13, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(9)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Wellington Management Company, LLP dated May 13, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(10)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Delaware Management Company dated May 13, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(11)	Form of Sub-Advisory Agreement between Voya Investments, LLC and J.P. Morgan Investment Management Inc. dated May 13, 2013, as amended and restated October 1, 2014 – Filed herein.
(e)(12)	Form of Sub-Advisory Agreement between Voya Investments, LLC and Lazard Asset Management LLC dated July 1, 2013, as amended and restated October 1, 2014 – Filed herein.